UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 8, 2008


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)



          FLORIDA                        0-26509                 65-0601272
(State or other jurisdiction           (Commission            (I.R.S. Employer
   of incorporation)                   File Number)          Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)

                                 (865) 690-6900
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         On May 12, 2008, we completed $10,843,800 in private placements through the issuance of 2,332,000 shares of our common stock at per share prices of $4.65, representing a 7.4% discount to the closing sales price of our common stock of $5.02 on May 7, 2008, which was the last closing sales price before we reached agreement to sell the shares to the investors (the "EQUITY FINANCING"). We sold these securities pursuant to (i) Subscription Agreements entered into on May 8, 2008, with Geologic Resource Fund Ltd., Geologic Resource Fund LP, Geologic Resource Opportunities Fund Ltd., Geologic Resource Opportunities Fund LP (the "GR FUND INVESTORS"), and Steelhead Navigator Fund LP and Steelhead Offshore Capital, LP (the "STEELHEAD INVESTORS"), and (ii) Subscription Agreements under our Amended and Restated 2004 National Coal Corp. Option Plan (the "INCENTIVE PLAN") entered into on May 8, 2008 with Daniel Roling, our President and Chief Executive Officer, Michael Castle, our Senior Vice President and Chief Financial Officer, and William Snodgrass, our Chief Operating Officer and Senior Vice President of Business Development (the "EXECUTIVE OFFICER INVESTORS"). We intend to use the net proceeds received in the Equity Financing to accelerate new mine development in Tennessee and Alabama, for equipment acquisitions, working capital and general corporate purposes.

         The GR Fund Investors acquired an aggregate of 1,000,000 shares, the Steelhead Investors acquired an aggregate of 1,277,000 shares, and the Executive Officer Investors acquired an aggregate of 55,000 shares.

         In connection with the Equity Financing, we also entered into a Registration Rights Agreement, dated May 12, 2008, with the GR Fund Investors and the Steelhead Investors, pursuant to which, among other things, we agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and applicable state securities laws for the shares of our common stock sold to the GR Fund Investors and the Steelhead Investors in the Equity Financing. The Registration Rights Agreement provides that if (i) we do not file a registration statement on or before June 11, 2008, (ii) a registration statement is not declared effective on or prior to October 9, 2008, or (iii) after its effective date sales cannot be made pursuant to the registration statement for any reason other than as excepted in the Registration Rights Agreement, then we must pay to these investors (or any assignee thereof) for each calendar month during which any of the foregoing events continues, an amount in cash as partial liquidated damages equal to $0.0465 for each share of common stock acquired by these investors in the Equity Financing.

         Each of the GR Fund Investors and the Steelhead Investors represented to us that such investor was an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, and that such investor was receiving the securities for investment and not in connection with a distribution thereof. The issuance and sale of these securities was exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder as a transaction not involving any public offering. The Executive Officer Investors' shares were issued pursuant to the Incentive Plan and in a transaction registered under the Securities Act pursuant to a Registration Statement on Form S-8 covering the Incentive Plan.


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


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibits are filed herewith:

       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------

         4.1 Registration Rights Agreement, dated May 12, 2008, between National Coal Corp. and the investors identified therein.

         10.1 Form of Subscription Agreement, dated May 8, 2008, between National Coal Corp. and each of the GR Fund Investors and the Steelhead Investors.

         10.2 Form of Subscription Agreement, dated May 8, 2008, between National Coal Corp. and each of Daniel Roling, Michael Castle and William Snodgrass.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL COAL CORP.



Date:    May 12, 2008                   By:  /S/ MICHAEL R. CASTLE
                                             -----------------------------------
                                             Michael R. Castle
                                             Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

4.1           Registration  Rights  Agreement,   dated  May  12,  2008,  between
              National Coal Corp. and the investors identified therein.

10.1          Form  of  Subscription  Agreement,  dated  May  8,  2008,  between
              National Coal Corp. and each of the GR Fund Investors and the Steelhead Investors.

10.2 Form of Subscription Agreement, dated May 8, 2008, between National Coal Corp. and each of Daniel Roling, Michael Castle and William Snodgrass.


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